Exhibit 99.1 IMPERIAL PARKING CORPORATION A Customer Driven Company

IMPERIAL PARKING CORPORATION IMPARK www.impark.com

This presentation contains projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect the Company's current views with respect to future events and financial performance. No assurance can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected, as a result of certain factors. SAFE HARBOUR A Customer Driven Company

Presentation Overview The Company Page 5 Industry Overview 10 Impark Corporate Description Operating Strategy 14 Growth Strategy 21 Financial Overview 29 Summary 35

The Company Imperial Parking Corporation (Impark) is Canada's largest, and North America's third largest parking lot operator by number of facilities Successfully executing operating and growth strategies Improving profitability of existing operations Expanding into new markets, particularly into major US cities Wide variety of parking services Full service parking for high-end markets (office, retail, etc.) Highly automated service for smaller and/or remote locations Premium service, with widely recognized "IMPARK" branding

The Company Senior management with over 55 years of combined experience in the parking industry Charles Huntzinger, President and Chief Executive Officer, ran the NYC operations for Central Parking Corporation Bryan Wallner, Chief Operating Officer, ran the Midwest Region for Central Parking Corporation Bruce Newsome, Chief Financial Officer, has coordinated and led Impark's accounting and finance function since 1983 Has a total of 3,000 employees throughout its operations (representing 1.85 employees per lot compared to approx. 4.75 employees per lot for our primary competitor)

The Company Charles Huntzinger President and CEO Bill Gottlin VP, Personnel -- New York Joanne Adams Director, Personnel Todd Croll Corporate Counsel Jann Winters Associate Counsel Bryan Wallner Sr. Vice President and COO Glenn Centolanza VP Eastern Region Mike McKeon VP -- Pacific Region Julian Jones VP Marketing Bruce Cousin RM-- Eastern Canada John Laires VP -- Western Canada Gordon Craig Corporate Services Manager Bruce Newsome Sr. Vice President and CFO Stuart Mackenzie VP and Controller Doug Grieve VP -- Corporate Accounting Carol Jung Director of Internal Audit Gordon Hsu Director, Taxation Marisa Sawyer Assistant Treasurer Reg Robazza I/T Manager

The Company Founded in 1962, Impark has successfully grown its operations Maintains dominant market share in Canada Operates over 1,600 parking facilities, representing over 300,000 parking spaces in North America Successful execution of major acquisitions in US market Strong balance sheet - enables execution of growth strategies Exceptional reputation in customer service and management Headquartered in Vancouver, British Columbia with US offices in Atlanta, Chicago, Cincinnati, Cleveland, Miami, Milwaukee, Minneapolis, New York, Philadelphia, San Francisco and Seattle.

The Company: Board of Directors Name Position Charles E. Huntzinger President & CEO of Imperial Parking Corporation William A. Ackman Chairman of Imperial Parking Corporation, Principal of Gotham Partners Daniel P. Friedman Vice Chairman of Imperial Parking Corporation, Principal of Radiant Partners Talton R. Embry Chairman of Magten Asset Management Corp Armand E. Lasky President of Empire State Collateral Corporation Real Estate Beth A. Stewart President of Stewart Real Estate Capital Mary Ann Tighe Vice Chairman of Insignia/ESG David J. Woods Managing Director, Corporate Development of The Jim Pattison Group

Industry Overview Highly fragmented industry Consolidation, which has accelerated in recent years, favors larger, nationwide parking providers Property managers and owners seek specialized and professional parking service providers Emergence of four large parking operators Impark Central Parking APCOA/Standard Ampco System

Industry Overview Leading North American Parking Operators Central Parking APCOA/Standard Imperial Parking Diamond Republic Parking Ace Parking Ampco System Number of Parking Facilities 4,000 1,900 1,613 1,550 900 400 350 Note: Numbers of other operators are derived directly from their website.

Industry Overview Management Contracts Manager receives a monthly base fee and incentive fee Requires the least capital investment Provides the least opportunity for revenue growth Leases Requires a longer commitment Larger capital investment Provides greater opportunity for revenue growth Fee Ownership Largest capital investment Provides maximum control Greatest opportunity for revenue growth

Impark provides service to a number of significant property owners and managers Industry Overview: Client Base Marathon Properties Trammell Crow Company Faison TrizecHahn Corporation Brookfield LePage Johnson Controls Colliers International BEHTALL Oxford Insignia ESG Cadillac Fairview Marriott

Corporate Description: Operating Strategy Expansion into major urban markets Increasing profitability, instead of market share Increase proportion of leased facilities Strategy is to shift portfolio closer to 50:50 management and lease locations over 3-5 year period Increase length of the term of contracts Provide consistent high level of service Aggressively implement technology and automation Continue to implement standardized systems and controls

Corporate Description: Operating Strategy 18 24 Headquarters Lot Locations 650 233 109 162 149 12 11 18 48 18 34 39 Note: Numbers represent lots as at May 31, 2002 US Headquarters Philadelphia, PA 11 76 2 5 Canada Headquarters Vancouver, BC

Corporate Description: Operating Strategy Focus on Increasing Profitability- "Profit Margin Per Lot" Three Months Ended 2002 vs 2001 2001 vs 2000 03/31/02 03/31/01 03/31/00 Growth Growth Gross Margin $3,982,000 $3,353,000 $3,211,000 $629,000 $142,000 Number of Lots 1,613 1,485 1,391 Average Gross Margin Per Lot(1) $9,874 $9,032 $9,234 $842 ($202) Growth Rate +9.3% (2.2)% Note: (1) Annualized average gross margin = gross margin for three months x 12 divide by number of lots 2002 results included DLC acquisition locations with high gross per lot. 2001 decrease due to losses on San Francisco Giants parking during Jan-March non-baseball season.

Corporate Description: Operating Strategy Focus on Increasing Profitability- "Same Store Margin" Three Months Ended 2002 vs 2001 2001 vs 2000 03/31/02 03/31/01 03/31/00 Growth Growth Gross Margin(1) $2,917,000 $3,102,000 $2,546,000 $(185,000) $556,000 Growth Rate (6.0)% +21.8% (1) Represents Gross Margin for the three months ended March 31, 2000, 2001 and 2002 and for lots operated January 1, 2000 through to March 31, 2002.

A new non-GAAP measure of risk in business requested by investors and members of the Board of Directors. Impark is the first company to publicly disclose these stats which measure profitability of leases over time. Table highlights our "older" leases having significantly higher margins than new ones. Our objective is to obtain longer-term deals to take advantage of increased returns as the leases mature. Corporate Description: Operating Strategy Lease Coverage Statistics - 2001 Year ended December 31, 2001 Year Number of Revenue ($'000) Gross Margin Coverage opened locations ($'000) Before 1997 296 $26,521 $5,133 1.24 1997 28 2,579 522 1.25 1998 55 8,279 777 1.10 1999 28 3,151 578 1.22 2000 53 13,300 1,255 1.10 2001 99 13,156 145 1.01 Total 559 $66,986 $8,410 1.14 Coverage is calculated by dividing Revenue by the difference of Revenue less Gross margin. Within the total of 559 locations, 83 of these locations incurred a combined loss of $1.1 million in 2001. Of these 83 loser locations, 49 were opened in 2001 and incurred a total loss of $0.7 million.

March 31, 2002 Increase Proportion of Leased and Owned Facilities Corporate Description: Operating Strategy Management Goal for 2006 65% Managed 34% Leased 1% Owned 1% Owned 50% Managed 49% Leased

Corporate Description: Operating Strategy 1996 1997 1998 1999 2000 2001 2002 Contract Retention Rate 0.894 0.903 0.89 0.93 0.87 0.91 0.92 High Contract Retention Notes: Lot Retention equals # of lots at start of year, minus # of lots lost during the year, divided by # of lots at start of year. Lower 2000 retention at 87% due to operating strategy to improve lot profitability by closing or renegotiating unprofitable locations. (Annualized)

Corporate Description: Growth Strategy Expansion into major US markets - 2-3 per year West Coast Midwest East Coast Dallas Chicago* Atlanta* Denver Cincinnati* Boston Houston Cleveland* Miami* Los Angeles Columbus New York* San Francisco* Milwaukee* Philadelphia* Seattle* Minneapolis* Washington, DC* * Represents cities with existing Impark operations

Corporate Description: Growth Strategy Increase market share in existing core markets Pursue aggressive growth in major urban markets by hiring highly qualified professional parking personnel in target markets Canada (Eastern Canada) United States (Chicago, New York City, Philadelphia, San Francisco and in Ohio) Pursue acquisition opportunities by acquiring small/medium size operations in target markets

Corporate Description: Growth Strategy YTD 2002 Year 2000 Revenue Breakdown Year 2001 US Canada 0.25 0.75 US Canada 0.49 0.51 US Canada 0.39 0.61

Corporate Description: Growth Strategy San Francisco Giants - Case Study Pacific Bell Park - Imperial Parking opened a 4,900 space parking facility adjacent to Pacific Bell Park, the new home of the San Francisco Giants. We invested $7.8 million to develop this facility for the San Francisco Giants new ballpark which opened April 2000. The facility generates over $1.0 million EBITDA for the company annually. The site has formed the base for our San Francisco expansion.

Corporate Description: Growth Strategy Impark acquired DLC Management Group, Inc. in July 2001 for $9.0 million ($4.7 million cash, $4.3 million 5-year earnout). Philadelphia Case Study - DLC Based on $1.3 million EBITDA A leader in hospital parking management Retained Dominic Chila, owner and his management group to ensure earnout expectations are met and to develop the region and increase hospital business nationwide. Third largest operator in Philadelphia Nearly 25 years in parking business

Corporate Description: Growth Strategy On acquisition, DLC was operating 71 locations with 15,000 parking spaces which included Valet, Shuttle and Lot operations, primarily in the hospital business. Ten months later, DLC now operates 76 locations with a run rate EBITDA of approximately $1.6 million. Key factors: Retained strong management team to achieve our targets. Philadelphia was a key target city for Impark. DLC had operations in Washington, DC - also a target city for Impark. Philadelphia Case Study Continued

Corporate Description: Growth Strategy New York is the prime parking market in North America. In 2000, Impark formed a joint venture partnership with a local New York operator to leverage our growth in this key city. The New York locations are run on a joint venture basis with a 50/50 split. Impark opened with one location in March 2001. Fifteen months later, we operate 30 locations in Manhattan, White Plains and Hoboken. Management - 21 locations Lease - 9 locations We are now at break-even to small profit after one full year of operations. Area of greatest focus for next 2-3 years. Our investment in capital and start-up losses are approximately $1.0 million including $750,000 to acquire 4 contracts from a small New York City operator. New York Case Study

Corporate Description: Growth Strategy Success factors: Charles Huntzinger has several years of New York City experience Reputation and experience of joint venture partner has been instrumental in our growth. Impark's name and reputation key to expansion Being a public company increases our creditability with new landlords. Senior management able to attract highly qualified parking professionals for the city New York Case Study Continued

Financial Overview: Valuation Valuation 2001 2002 EBITDA Multiple (1)(2) 8.0x 7.8x Cash earnings Multiple(3)(4) 11.1x 11.5x EBITDA Multiple after excess cash adjustment 6.9x 6.6x Cash earnings Multiple after excess cash adjustment 9.5x 9.8x Current Stock Price (5) $26.50 Shares Outstanding (6) 1,817,000 Book Value Per Share (7) $32.06 Cash Value Per Share (8) $ 7.56 (1) EBITDA of $5,991,000, as per 10K for year ended 12/31/01 (2) 2002 trailing 12-month EBITDA of $6,201,000 for twelve months ended March 31, 2002 (3) Cash net income of $4,354,000, as per 10K for year ended 12/31/01 (4) 2002 trailing 12-month Cash net income of $4,192,000 for twelve months ended March 31, 2002 (5) Closing price as of May 31, 2002 (6) Shares outstanding as of 10-Q, dated 03/31/02 (7) Stockholders' equity of $58,246,000 at 03/31/02 (8) Cash and cash equivalents of $13,737,000 at 03/31/02 Notes: 2002 figures represent the trailing 12-months ended 03/31/02 Excess cash at 03/31/02 was approximately $7.0 million Enterprise value = 26.50 x 1,819 = $48,204,000 Enterprise value after excess cash = $48,204,000 - $7,000,000 = $41,204,000

Financial Overview: Income Statement (000's, except per share data) Three months ended Percentage Growth (unaudited) 03/31/02 03/31/01 2001 to 2002 Revenues $24,809 $18,060 37.4% Direct Costs 20,035 14,227 Gross Margin 4,774 3,833 24.5% Other Operating Expense 4,531 4,330 Operating Income 243 (497) Other Income (expense) (30) 146 Income Taxes (1) (274) (25) Net Loss $(61) $(376) EPS (diluted) $(0.03) $(0.21) EBITDA $807 $597 35.2% Cash Net Income $192 $354 (45.8)% Cash EPS (diluted) $0.11 $0.19 (42.1)% Weighted average number of shares 1,819 1,822 (1) Increase in income tax expense for 2002 due to utilizing Canadian NOL deferred tax asset for accounting purposes which was only recognized after March 31, 2001. Also, higher US state taxes in 2002 after acquisition of DLC. High effective tax rate in 2002 due to US losses credited at lower tax rate than rate at which Canadian profits are taxed.

Financial Overview: Capital Structure Market Capitalization As of 05/31/02 (000's, except per share data) Debt: Line of Credit - ($5 million available) $ 0 Long-term Debt - ($15 million available) 3,800 Total Debt $3,800 Current Stock Price (05/31/02) $26.50 Common Shares Outstanding 1,819 48,204 Total Market Capitalization Excess Cash at 03/31/02 Total Market Capitalization after Excess Cash $52,004 - 7,000 $45,004

Financial Overview: Financial Flexibility Only $3.8 million in debt on a $20 million credit line from HSBC (company bank since 1985) $13.7 million cash balance ($7 million in excess cash) NOL's in Canada of $8.9 million (USD) available 311,000 shares in treasury (repurchased at $16.60 per share) Treasury share cost was approximately $5.1 million with market value on 05/31/02 estimated at $8.2 million.

Financial Overview: Market Data and Statistics Imperial Parking Central Parking Ticker IPK CPC Share price as of May 31, 2002 $26.50 $24.60 Shares outstanding 1,819 35,926 Market capitalization of Common Equity $48,204 $883,780 Total debt 3,800 341,166 Total market capitalization $52,004 $1,224,946 Total debt as % of total market capitalization 7.3% 27.9% 2001 Cash EPS $2.34 $1.05 2001 Cash EPS multiple 11.3x 23.4x 2002 Cash EPS (trailing 12 months) $2.30 $1.60 2002 Cash EPS Multiple (trailing 12 months) 11.5x 15.4x Note: Cash EPS represents earnings per share plus stock compensation, goodwill amortization and deferred income taxes. 2001 Cash EPS for Central Parking calculated on earnings per share plus goodwill and non-compete amortization. 2002 Cash EPS for Central Parking calculated on earnings per share plus goodwill and non-compete amortization for 6 months ended 03/31/02 x 2.

Financial Overview: Stock Performance (31/05/01-31/05/02) Stock Price Volume

Summary: Impark is Canada's largest, and North America's third largest, parking lot operator by number of facilities Experienced management team Successful in executing operating and growth strategies Identify and acquire small/medium size operators in target markets to leverage growth Hire and retain quality parking professionals to expand into new markets Utilize unleveraged balance sheet to execute growth strategies Parking is a growth industry, worthy of investor consideration Impark is an exciting growth story worthy of your investment!